Exhibit 99.1

KIRKLAND & ELLIS LLP

KIRKLAND & ELLIS INTERNATIONAL LLP

Joshua A. Sussberg, P.C. (admitted pro hac vice)

Nicole L. Greenblatt, P.C. (admitted pro hac vice)

Francis Petrie (admitted pro hac vice)

Jeffrey Goldfine (admitted pro hac vice)

601 Lexington Avenue

New York, New York 10022

Telephone: (212) 446-4800

Facsimile: (212) 446-4900

joshua.sussberg@kirkland.com

nicole.greenblatt@kirkland.com

francis.petrie@kirkland.com

jeffrey.goldfine@kirkland.com

-and-

KIRKLAND & ELLIS LLP

KIRKLAND & ELLIS INTERNATIONAL LLP

Spencer A. Winters, P.C. (admitted pro hac vice)

William E. Arnault, P.C. (admitted pro hac vice)

333 West Wolf Point Plaza

Chicago, Illinois 60654

Telephone: (312) 862-2000

Facsimile: (312) 862-2200

spencer.winters@kirkland.com

william.arnault@kirkland.com

COLE SCHOTZ P.C.

Michael D. Sirota, Esq.

Warren A. Usatine, Esq.

Felice R. Yudkin, Esq.

Daniel J. Harris, Esq.

Court Plaza North, 25 Main Street

Hackensack, New Jersey 07601

Telephone: (201) 489-3000

msirota@coleschotz.com

wusatine@coleschotz.com

fyudkin@coleschotz.com

dharris@coleschotz.com

Co-Counsel to the Debtors and Debtors in Possession	Co-Counsel to the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW JERSEY

In re: INVITAE CORPORATION, et al., Debtors.[1]	Chapter 11 Case No. 24-11362 (MBK) (Jointly Administered)

[1]

The last four digits of Debtor Invitae Corporation’s tax identification number are 1898. A complete list of the Debtors in these chapter 11 cases and each such Debtor’s tax identification number may be obtained on the website of the Debtors’ claims and noticing agent at https://www.veritaglobal.net/invitae. The Debtors’ service address in these chapter 11 cases is 1400 16th Street, San Francisco, California 94103.

NOTICE OF FILING

THIRD AMENDED JOINT PLAN OF

INVITAE CORPORATION AND ITS DEBTOR

AFFILIATES PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

PLEASE TAKE NOTICE that on May 9, 2024, the above-captioned debtors and debtors in possession (collectively, the “Debtors”) filed the Joint Plan of Invitae Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”) [Docket No. 471].

PLEASE TAKE FURTHER NOTICE that on June 11, 2024, the Debtors filed the Amended Joint Plan of Invitae Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Amended Plan”) [Docket No. 615].

PLEASE TAKE FURTHER NOTICE that on June 13, 2024, the Debtors filed the Solicitation Version of the Amended Joint Plan of Invitae Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Solicitation Plan”) [Docket No. 630].

PLEASE TAKE FURTHER NOTICE that on July 12, 2024, the Debtors filed the Second Amended Joint Plan of Invitae Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Second Amended Plan”) [Docket No. 791].

PLEASE TAKE FURTHER NOTICE that on July 19, 2024, the Debtors filed the Second Amended Joint Plan of Invitae Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (Technical Modifications) (the “Second Amended Plan (Technical Modifications)”) [Docket No. 856].

PLEASE TAKE FURTHER NOTICE that the Debtors hereby file the Third Amended Joint Plan of Invitae Corporation and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, attached hereto as Exhibit A (the “Third Amended Plan”).

PLEASE TAKE FURTHER NOTICE that a comparison between the Third Amended Plan and the Second Amended Plan (Technical Modifications) is attached hereto as Exhibit B.

PLEASE TAKE FURTHER NOTICE that copies of the Plan, the Amended Plan, the Solicitation Plan, the Second Amended Plan, the Second Amended Plan (Technical Modifications), the Third Amended Plan, and all other documents filed in these chapter 11 cases may be obtained free of charge by visiting the website of Verita Global at https://www.veritaglobal.net/invitae. You may also obtain copies of any pleadings filed in these chapter 11 cases by visiting the Court’s website at https://www.njb.uscourts.gov in accordance with the procedures and fees set forth therein.

[Remainder of page intentionally left blank]

Dated: August 1, 2024

/s/ Michael D. Sirota

COLE SCHOTZ P.C.

Michael D. Sirota, Esq.

Warren A. Usatine, Esq.

Felice R. Yudkin, Esq.

Daniel J. Harris, Esq.

Court Plaza North, 25 Main Street

Hackensack, New Jersey 07601

Telephone: (201) 489-3000

Email:    msirota@coleschotz.com

wusatine@coleschotz.com

fyudkin@coleschotz.com

dharris@coleschotz.com

KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
Joshua A. Sussberg, P.C. (admitted pro hac vice)
Nicole L. Greenblatt, P.C. (admitted pro hac vice)
Francis Petrie (admitted pro hac vice)
Jeffrey Goldfine (admitted pro hac vice)
601 Lexington Avenue
New York, New York 10022
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Email: joshua.sussberg@kirkland.com nicole.greenblatt@kirkland.com francis.petrie@kirkland.com
jeffrey.goldfine@kirkland.com

-and-

KIRKLAND & ELLIS LLP

KIRKLAND & ELLIS INTERNATIONAL LLP

Spencer A. Winters, P.C. (admitted pro hac vice)

William E. Arnault, P.C. (admitted pro hac vice)

333 West Wolf Point Plaza

Chicago, Illinois 60654

Telephone: (312) 862-2000

Facsimile: (312) 862-2200

spencer.winters@kirkland.com

william.arnault@kirkland.com

Co-Counsel to the Debtors and

Debtors in Possession

Exhibit A

Third Amended Plan

Exhibit B

Redline to Second Amended Plan (Technical Modifications)